UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: August 14, 2007
(Date of earliest event reported)

                           COMM 2007-C9 Mortgage Trust
                           ---------------------------
                         (Exact name of issuing entity)

                       German American Capital Corporation
                       -----------------------------------
               (Exact name of sponsor as specified in its charter)

                              Capmark Finance Inc.
                              --------------------
               (Exact name of sponsor as specified in its charter)

                          KeyBank National Association
                          ----------------------------
               (Exact name of sponsor as specified in its charter)

                 Deutsche Mortgage & Asset Receiving Corporation
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                333-130390-04                04-3310019
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)            File No.)                Identification No.)

        60 Wall Street
        New York, New York                                       10005
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's Telephone Number, including area code (212) 250-2500
                                                  ------------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      ITEM 9.01. Financial Statements and Exhibits.

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.       Description
-----------       -----------

(8.1) Opinion of Cadwalader, Wickersham & Taft LLP, dated as of August 14, 2007, relating to validity and tax matters.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DEUTSCHE MORTGAGE & ASSET
                              RECEIVING CORPORATION


Date: August 14, 2007


                             By:   /s/ Charles Y. Lee
                                ------------------------------------------------
                                Name:  Charles Y. Lee
                                Title: Vice President


                             By:   /s/ Boris Zhuravel
                                ------------------------------------------------
                                Name:  Boris Zhuravel
                                Title: Vice President

                                  Exhibit Index
                                  -------------

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.          Description                                  Electronic (E)
-----------          -----------                                  --------------

8.1                  Opinion of Cadwalader, Wickersham & Taft     E
                     LLP, dated as of August 14, 2007,
                     relating to validity and tax matters